Exhibit 31

CERTIFICATION PURSUANT TO RULE 13A-14 OR 15D-14
OF THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Raquel Zepeda, certify the following:

    1.    I have reviewed this annual report on Form 10-KSB of Xynergy Corporation;

    2.    Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

    3.    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Xyneregy Corporation as of, and for, the periods presented in this report;

    4.    I am responsible for establishing and maintaining disclosure controls and (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Xynergy Corporation and I have done the following:

        a.    designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Xynergy Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        b.    designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preperation of financial statements for external purposes in accordance with generally accepted principles

        c.    evaluated the effectiveness of Xynergy Corportation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

       d.    disclosed in this report any change in Xynergy Corporation's internal control over financial reporting that occured during the most recent fiscal quarter that has materially affecte, or is reasonably likely to materially affect, Xynergy Corporation's internal control over financial reporting; and

    5.     I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Xynergy Corporation's auditors and the audit committee of Xynergy Corporation's board of directors:

        a.    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversly affect Xynergy Corporation's ability to record, process, summarize, and report financial information; and

        b.     any fraud, whether or not material, that involves management or other employees who have a significant role in Xynergy Corporation's internal control over financial reporting.

XYNERGY CORPORATION

Dated: January 19, 2006	By:	/s/ Raquel Zepeda
Raquel Zepeda
Chief Executive Officer, Chairman and Director